The SPAC and New Issue ETF

SPCX

(a series of Collaborative Investment Series Trust)

Supplement dated March 24, 2021 to the Prospectus and

Statement of Additional Information (“SAI”) dated December 14, 2020.

The following supersedes any contrary information contained in any current Prospectus and SAI

Effective March 24, 2021, Tuttle Tactical Management, LLC has changed its name to Tuttle Capital Management, LLC. Accordingly, all references to Tuttle Tactical Management, LLC are hereby deleted and replaced with Tuttle Capital Management, LLC.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 14, 2020 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references.  These documents are available upon request and without charge by calling (866) 904-0406.